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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2007

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                   0-6404                     44-0651207
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
        incorporation)             File Number)              Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                     77002
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01     Entry into a Material Definitive Agreement.

     On September 6, 2007, Gateway Energy Corporation (the "Company") entered into an Asset Purchase Agreement with its wholly-owned subsidiary Gateway Offshore Pipeline Company ("Buyer"), Gulfshore Midstream Pipelines, Ltd. ("Seller"), Gulfshore Midstream, LLC, Trailblazer Partners, Ltd. and Bayou Trail Enterprises, Ltd.

     Pursuant to the Asset Purchase Agreement, Buyer acquired pipeline assets from Seller which assets extend from the western and central Gulf of Mexico in water depths ranging from 50 to 650 feet. These pipeline assets range from 6" to 16" diameter pipelines. Gateway acquired the assets for consideration consisting of $3.1 million in cash, 1,550,000 shares of Gateway common stock and the assumption of certain liabilities related to the assets. The closing of this acquisition occurred on September 6, 2007.

     The Company funded the cash portion of the purchase price paid to Seller for this acquisition of pipeline assets through available cash and a $1.15 million draw from the Company's existing credit facility with Western National Bank.

     The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement. The Asset Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets

     The information provided in Item 1.01, above, is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure

     On September 6, 2007, the Company issued a press release disclosing the execution of the Asset Purchase Agreement, a copy of which is furnished as
Exhibit 99.1 hereto.


Item 9.01     Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit
-----------         ----------------------

10.1 Asset Purchase Agreement, dated September 6, 2007, by and between Gateway Energy Corporation, Gateway Offshore Pipeline Company, Gulfshore Midstream Pipelines, Ltd., Gulfshore Midstream, LLC, Trailblazer Partners, Ltd. and Bayou Trail Enterprises, Ltd.

99.1 Press release dated September 6, 2007, announcing the acquisition of assets from Gulfshore Midstream Pipelines, Ltd.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  September 6, 2007

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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

10.1 Asset Purchase Agreement, dated September 6, 2007, by and between Gateway Energy Corporation, Gateway Offshore Pipeline Company, Gulfshore Midstream Pipelines, Ltd., Gulfshore Midstream, LLC, Trailblazer Partners, Ltd. and Bayou Trail Enterprises, Ltd.

99.1 Press release dated September 6, 2007, announcing the acquisition of assets from Gulfshore Midstream Pipelines, Ltd.